Exhibit 99.1

PRELIMINARY - SUBJECT TO COMPLETION

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2026 Vote by Internet - QUICK HHH EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail CHURCHILL CAPITAL CORP IX Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on February 2, 2026.Logo INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.logo VIRTUAL MEETING – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the virtual special meeting online, please visit: https://www.cstproxy.com/ churchillcapitalix/2026 Logo MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD FOR EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL MEETING OF SHAREHOLDERS OF CHURCHILL CAPITAL CORP IX THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints each of Michael Klein and Jay Taragin (each, a “Proxy”) as proxy, with the power to appoint a substitute, to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting in lieu of an annual meeting of shareholders of Churchill Capital Corp IX to be held on February 3, 2026 at 9:00 a.m. Eastern Time, virtually via live webcast at https://www.cstproxy. com/churchillcapitalix/2026 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in a Proxy’s discretion on such other matters as may properly come before the extraordinary general meeting or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY CARD BUT NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED AT THE DISCRETION OF YOUR PROXY. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting in Lieu of an Annual Meeting of Shareholders to be held on February 3, 2026 This notice of meeting and the accompanying proxy statement/prospectus/consent solicitation statement are available at https://www.cstproxy.com/churchillcapitalix/2026THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CHURCHILL CAPITAL CORP IX PROXY CARD THE BOARD OF DIRECTORS UNANIMOUSLY (OF THOSE WHO VOTED) RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark your votes like this Proposal No. 1 — a proposal to approve by ordinary resolution (a) the adoption of that certain Agreement and Plan of Merger and Reorganization, dated June 5, 2025 (as amended from time to time, the “Merger Agreement”), by and among Churchill Capital Corp IX, a Cayman Islands exempted company (“CCIX”), AL Merger Sub I, Inc., a Delaware corporation and direct wholly-owned subsidiary of CCIX (“Merger Sub I”), AL Merger Sub II, LLC, a Delaware limited liability company, a direct, wholly owned subsidiary of CCIX (“Merger Sub II”) and Plus Automation, Inc., a Delaware corporation (the “Company”), and the related agreements to which CCIX is a party and (b) the merger of Merger Sub I with and into the Company, with the Company surviving such merger as a wholly-owned subsidiary of CCIX and, immediately thereafter, the merger of the surviving company with and into Merger Sub II, with Merger Sub II continuing as the surviving entity and a wholly owned subsidiary of CCIX (collectively, the “Merger”), and the other transactions contemplated by the Merger Agreement and the related agreements to which CCIX is a party (the “business combination” and, such proposal, the “business combination proposal”). FOR AGAINST ABSTAIN Proposal No. 2 — a proposal to approve, on a non binding advisory basis, by special resolution that CCIX be de-registered in the Cayman Islands pursuant to the Amended and Restated Articles of Association of CCIX and be registered by way of continuation as a corporation in the State of Delaware and conditional upon, and with effect from, the registration of CCIX in the State of Delaware as a corporation (the “Domestication”), governed by CCIX Certificate of Domestication attached as Exhibit 3.4 to the proxy statement/prospectus in respect of the extaordinary general meeting of CCIX (the “domestication proposal”). FOR AGAINST ABSTAIN Proposal No. 3 — a proposal to approve, on a non-binding advisory basis, by special resolution, and adopt with effect from the Domestication, the Proposed Certificate of Incorporation, attached as Annex B to the proxy statement/ prospectus, and Proposed Bylaws of CCIX, attached as Annex C to the proxy statement/prospectus (the “organizational documents proposal”). FOR AGAINST ABSTAIN Proposal No. 4 — proposals to approve, on a non binding advisory basis and as required by the applicable U.S. Securities and Exchange Commission guidance, by ordinary resolution, certain of the material differences between CCIX’s current articles of association and the Proposed Certificate of Incorporation and the Proposed Bylaws (the “advisory organizational documents proposal”). FOR AGAINST ABSTAIN Proposal No. 5 — a proposal to approve, by ordinary resolution, the issuance of shares of common stock of the PlusAI Holdings, Inc. following the Domestication in connection with the Merger (the “stock issuance proposal”). FOR AGAINST ABSTAIN Proposal No. 6 — a proposal to approve, by ordinary resolution, and adopt the PlusAI Holdings, Inc. 2026 Equity Incentive Plan (the “Incentive Plan”) in the form attached to the accompanying proxy statement/prospectus/consent solicitation statement as Annex D, and the material terms thereof, including the authorization of the initial share reserve thereunder (the “incentive plan proposal”). FOR AGAINST ABSTAIN Proposal No. 7 - a proposal to approve, by ordinary resolution, and adopt the PlusAI Holdings, Inc. 2026 Employee Stock Purchase Plan (the “ESPP”) in the form attached to the accompanying proxy statement/prospectus/ consent solicitation statement as Annex E, and the material terms thereof, including the authorization of the initial share reserve thereunder (the “ESPP proposal”). FOR AGAINST ABSTAIN Proposal No. 8 — a proposal to approve, on a non-binding advisory basis, by ordinary resolution, the election of directors to serve staggered terms on the Post-Closing Company’s board of directors following the consummation of the business combination until immediately following the date of the 2027, 2028 and 2029 annual stockholder meetings, as applicable, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death (the “director election proposal”). Nominee David Liu Class III Hao Zheng Class I Richard Lim Class I David C. Peterschmidt Class II Harry J. Harczak, Jr. Class III FOR ALL WITHHOLD ALL FOR ALL EXCEPT To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name(s) of the nominee(s) on the line below Proposal No. 9 — a proposal to approve, by ordinary resolution, to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the any of the proposals at the extraordinary general meeting (the “adjournment proposal”). FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date, 2026 When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person